NEW VALLEY







May 1, 2015

New Valley LLC, the real estate subsidiary of Vector Group Ltd. (NYSE: VGR), owns real estate and 70% of Douglas Elliman, the largest residential brokerage firm in the New York metropolitan area, as well as a minority stake[1] in numerous real estate investments.

NEW VALLEY REAL ESTATE INVESTMENTS[1]

New Valley has invested approximately $190 million, as of March 31, 2015, in a broad portfolio of domestic and international real estate projects in the United States, the Caribbean and Europe.

New Valley Investment & Development Portfolio[1]

- Real estate held for sale, net
- Apartments/ Condominiums
- Commercial Retail/ Office Assets

9040 Sunset Boulevard *West Hollywood*

Maryland Portfolio *(Baltimore County)*

The Plaza at Harmon Meadow *(New Jersey)*



New York Investments

Escena master planned community, *Palm Springs*

ST Apartment Portfolio *(Houston, Phoenix, San Pedro, Stamford)*

8701 Collins Ave *Miami Beach*



East River
Hudson River
CHELSEA
UNION SQUARE
GREENWICH VILLAGE
LOWER EAST SIDE
QUEENS
HOLLAND TUNNEL

New Valley's New York Real Estate Investments[1]

1. **The Marquand** Upper East Side
2. **10 Madison Square Park West** Flatiron District/NoMad
3. **11 Beach Street** TriBeCa
4. **20 Times Square** Times Square
5. **111 Murray Street** TriBeCa
6. **160 Leroy Street** Greenwich Village
7. **PUBLIC Chrystie House** Lower East Side
8. **25-19 43rd Avenue** Long Island City
9. **Queens Plaza** Long Island City
10. **Park Lane Hotel** Central Park South
11. **125 Greenwich Street** Financial District

International Investments[1]

Milanosesto Holdings *Milan, Italy*

Hotel Taiwana *St. Barthélemy*

Coral Beach and Tennis Club *Bermuda*

EXECUTIVE MANAGEMENT

Howard M. Lorber
President and Chief Executive Officer

Richard J. Lampen
Executive Vice President

J. Bryant Kirkland III
Vice President, Treasurer and Chief Financial Officer

Marc N. Bell
Vice President, Secretary and General Counsel

Bennett P. Borko
Executive Vice President of New Valley Realty division

Dorothy Herman
President and Chief Executive Officer of Douglas Elliman

COMPANY HIGHLIGHTS

- Executive offices in Manhattan and Miami
- Employs approximately 850 people

DOUGLAS ELLIMAN

- Largest residential real estate brokerage firm in New York metropolitan area and fourth-largest in United States.
- Closings of $18.8 billion for the last twelve months ended March 31, 2015; Douglas Elliman has approximately 5,750 agents and 80 offices throughout the New York metropolitan area, South Florida, Aspen, Greenwich, and Los Angeles.
- Strategic Marketing Partnership with *Yahoo!-Zillow®* Real Estate Network that provides advertising exclusivity for Douglas Elliman's listings.
- Recently announced an alliance with Knight Frank— the largest independent residential brokerage in the United Kingdom— to jointly market high-end properties, providing a network with 400 offices across 55 countries with 20,000 agents.
- Pro-Forma Adjusted Revenues and Pro-Forma Adjusted EBITDA of Douglas Elliman of $564.3 million[2] and $47.0 million[2], respectively, for the last twelve months ended March 31, 2015.

Douglas Elliman Closings



$11.5B
$11.1B
$12.4B
$14.9B
$18.2B
$18.8B
2010
2011
2012
2013
2014
LTM 3/31/2015

New Valley Pro-Forma Adjusted Revenues – LTM March 31, 2015[2]



Real Estate Brokerage Commissions
Property Sales
Property Management
Other
$14M
$9M
$29M
$586M
$534M

New Valley Pro-Forma Adjusted EBITDA[2]



$20.6M
$51.3M
$40.2M
$37.4M
PF2012
PF2013
PF2014
LTM 3/31/2015

[1] For the percentage of each real estate project owned, please refer to the "Summary of Real Estate Investments" section of Item 2 - Management's Discussion and Analysis of Financial Condition and Results of Operations - located on page 50 of Vector Group Ltd.'s Form 10-Q for the quarterly period ended March 31, 2015 (Commission File Number 1-5759).

[2] Douglas Elliman's Revenues were $563.7M and Douglas Elliman's net income was $36.1M for the twelve months ended March 31, 2015. New Valley's net income for the periods presented was approximately $16M, $59M, $21.4M and $19.6M, for the periods presented, respectively. New Valley's revenues for the twelve months ended March 31, 2015 were $585.7M. Pro-forma Adjusted EBITDA and Pro-forma Adjusted Revenues are non-GAAP financial measures. For a reconciliation of Pro-forma Adjusted EBITDA to net income and Pro-forma Adjusted Revenues to revenues, please see Vector Group Ltd.'s Current Report on Forms 8-K, filed on April 29, 2015, March 2, 2015, and November 10, 2014 and Form 10-Q, filed on April 29, 2015 (Commission File Number 1-5759). New Valley's Pro-Forma Adjusted EBITDA does not include an allocation of Vector Group Ltd.'s Corporate and Other Expenses (for purposes of computing Pro-Forma Adjusted EBITDA) of $13.1M, $12.6M, $10.4M and $9.8M, for the periods presented, respectively.

Contact: Emily Deissler / Ben Spicehandler / Spencer Waybright of Sard Verbinnen & Co (212) 687-8080

www.newvalley.com